CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                               1934 ACT REPORTING REQUIREMENTS


                                       FORM 8-K


                                     UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549




                                     CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


                               Date of Event: November 11, 2004
                              (date of earliest event reported)


                                     NEXIA HOLDINGS, INC.
                                     --------------------
                (Exact name of registrant as specified in its charter)


                                            Nevada
             (State or other jurisdiction of incorporation or organization)


        033-22128D                                        84-1062062
 (Commission File Number)                 (IRS Employer Identification Number)


            268 West 400 South, Suite 300, Salt Lake City, Utah 84101
                      (Address of principal executive offices)

         (801) 575-8073 (Registrant's telephone number, including area code)











               ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES

On November 10 2004 the Company entered into an agreement with Joseph Corso, Jr. wherein the Company agreed to sell to Mr. Corso 100,000 shares of its recently designated Series C Preferred Stock in exchange for a cash payment of $50,000. the Series C Preferred Stock has not been registered for sale and the transaction was handled as private sale exempt from registration under Section 4(2) of the Securities Act of 1993.

The Series C Preferred Stock is designated as having a par value of $0.001 per share and designated as senior to the Common Stock of the Company. In the event of liquidation the shares have a priority right to $5.00 per share in any distribution as a result of liquidation. The Series C Preferred Stock hold no voting rights.

On November 11, 2004 the Company issued a secured, convertible Debenture to Joseph Corso, Jr. in the face amount of $200,000, bearing interest at the rate of 24% per annum. The debenture is convertible into the common stock of the Company at a conversion rate equal to 70% of the average bid price for the common stock on the date of conversion. The debenture is to be secured by real estate of the Company in an amount equal to the face value of the Debenture.



ITEM 9.01 Financial Statements and Exhibits The following exhibits are included as part of this report:

----------------------------------------------------------------------------

Exhibit No.         Page No.            Description
----------------------------------------------------------------------------

        A             3       Stock Purchase Agreement

        B             9       Debenture

                          SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 12th day of November, 2004.

                                                    Nexia Holdings, Inc.

                                                   /s/ Richard Surber
                                                   Richard Surber, President

EXHIBIT "A"
                                   STOCK PURCHASE AGREEMENT

        This Stock Purchase Agreement ("Agreement") is entered into this
8th day of November 2004 (AEffective Date@) by and between Joseph Corso, Jr. ("Corso"), a New York resident with a mailing address of ************ and Nexia Holdings, Inc. ("Nexia"), a Nevada corporation with principal offices located at 268 West 400 South, Suite 300, Salt Lake City, Utah 84101.

        WHEREAS, Corso desires to acquire from Nexia One Hundred Thousand (100,000) shares of the Series C Preferred stock of Nexia (ANexia Shares@);

        WHEREAS, Nexia desires to receive Fifty Thousand dollars ($50,000) in exchange for the transfer of the Nexia Shares to Corso;

        NOW, THEREFORE with the above being incorporated into and made a part hereof for the mutual consideration set out herein and, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Exchange. Nexia will transfer One Hundred Thousand (100,000) shares of the Series C Preferred stock of Nexia to Corso and Corso will pay the of
Fifty Thousand dollars ($50,000) to Nexia on or before the date five dates after the execution of this Stock Purchase Agreement ("Agreement").;

2. Termination. This Agreement may be terminated at any time prior to the Closing Date:

        A.     By Corso or Nexia:

               (1) If there shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of Nexia=s Board of Directors or Corso and made in good faith and based upon the advice of legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement; or

               (2) If the Closing shall have not occurred prior to December 1, 2004, or such later date as shall have been approved by parties hereto, other than for reasons set forth herein.

        B.     By Corso:

               (1) If Nexia shall fail to comply in any material respect with any of its or their covenants or agreements contained in this Agreement or if any of the representation or warranties of Nexia contained herein shall be inaccurate in any material respect; or

        C.     By Nexia:

               (1) If Corso shall fail to comply in any material respect with any of his covenants or agreements contained in this Agreement or if any of the representation or warranties of Corso contained herein shall be inaccurate in any material respect;

        In the event this Agreement is terminated pursuant to this Paragraph, this Agreement shall be of no further force or effect, no obligation, right, or liability shall arise hereunder, and each party shall bear its own costs as well as the legal, accounting, printing, and other costs incurred in connection with negotiation, preparation and execution of the Agreement and the transactions herein contemplated.

3.      Representations and Warranties of Nexia.  Nexia hereby represents and warrants that effective this date and the Closing Date, the representations and warranties listed below are true and correct:
A     Corporate Authority.  Nexia has the full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement. The Board of Directors of Nexia has duly authorized the execution, delivery, and performance of this Agreement.
 B. No Conflict With Other Instruments. The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of Nexia to which Nexia is a party and has been duly authorized by all appropriated and necessary action.
 C.      Deliverance of Shares.  As of the Closing Date, the Nexia Shares to
be delivered to Corso will be and constitute valid and legally issued shares of Nexia, fully paid and non-assessable and equivalent in all respects to all other issued and outstanding shares of Nexia Series C Preferred stock.
 D. No Conflict with Other Instrument. The execution of this agreement will not violate or breach any document, instrument, agreement, contract or commitment material to Nexia.
 4.      Representations and Warranties of Corso.  Corso hereby represents and warrants that, effective this date and the Closing Date, the representations and warranties listed below are true and correct.
 A. Legal Authority. Corso has the full legal power and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement.
 B. No Conflict With Other Instruments. The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of Corso to which Corso is a party and has been duly authorized by all appropriated and necessary action.
   5.      Closing.   The Closing as herein referred to shall occur upon such
date as the parties hereto may mutually agree upon, but is expected to be on or before December 1, 2004.
      At closing Nexia will deliver the Nexia Shares to Corso and Corso will deliver to Nexia $50,000 in a cash payment.
6. Conditions Precedent of Nexia to Effect Closing. All obligations of Nexia under this Agreement are subject to fulfillment prior to or as of the Closing Date, of each of the following conditions:
A. The representations and warranties by or on behalf of Corso contained in this Agreement or in any certificate or documents delivered to Nexia pursuant to the provisions hereof shall be true in all material respects at end as of the time of Closing as though such representations and warranties were made at and as of such time.
B. Corso shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by her prior to or at the Closing.
C. All instruments and documents delivered to Nexia pursuant to the provisions hereof shall be reasonably satisfactory to Nexia=s legal counsel.
7. Conditions Precedent of Corso to Effect Closing. All obligations of Corso under this Agreement are subject to fulfillment prior to or as of the date of Closing, of each of the following conditions:
A. The representations and warranties by or on behalf of Nexia contained in this Agreement or in any certificate or documents delivered to Corso pursuant to the provisions hereof shall be true in all material respects at end as of the time of Closing as though such representations and warranties were made at and as of such time.
B. Nexia shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.
C. All instruments and documents delivered to Corso pursuant to the provisions hereof shall be reasonably satisfactory to Corso=s legal counsel.
8. Damages and Limit of Liability. Each party shall be liable, for any material breach of the representations, warranties, and covenants contained herein which results in a failure to perform any obligation under this Agreement, only to the extent of the expenses incurred in connection with such breach or failure to perform Agreement.
9.      Nature and Survival of Representations and Warranties.
All representations, warranties and covenants made by any party in this Agreement shall survive the Closing hereunder. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for and not upon any investigation upon which it might have made or any representations, warranty, agreement, promise, or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

10. Indemnification Procedures. If any claim is made by a party which would give rise to a right of indemnification under this paragraph, the party seeking indemnification (Indemnified Party) will promptly cause notice thereof to be delivered to the party from whom is sought (Indemnifying Party). The Indemnified Party will permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting from the claims. Counsel for the Indemnifying Party which will conduct the defense must be approved by the Indemnified Party (whose approval will not be unreasonable withheld), and the Indemnified Party may participate in such defense at the expense of the Indemnified Party. The indemnifying Party will not in the defense of any such claim or litigation, consent to entry of any judgment or enter into any settlement without the written consent of the Indemnified Party (which consent will not be unreasonably withheld). The Indemnified Party will not, in connection with any such claim or litigation, consent to entry of any judgment or enter into any settlement without the written consent of the Indemnifying Party (which consent will not be unreasonable withheld). The Indemnified Party will cooperate fully with the Indemnifying Party and make available to the Indemnifying Party all pertinent information under its control relating to any such claim or litigation. If the Indemnifying Party refuses or fails to conduct the defense as required in this Section, then the Indemnified Party may conduct such defense at the expense of the Indemnifying Party and the approval of the Indemnifying Party will not be required for any settlement or consent or entry of judgment.

11. Default at Closing.

C. By Nexia:

(1) Notwithstanding the provisions hereof, if Nexia shall fail or refuse to deliver any of the Nexia Shares, or shall fail or refuse to consummate the transaction described in this Agreement prior to the Closing Date, such failure or refusal shall constitute a default by Nexia and Corso at his option and without prejudice to his rights against such defaulting party, may either (a) invoke any equitable remedies to enforce performance hereunder including, without limitation, an action or suit for specific performance, or (b) terminate all of its obligations hereunder with respect to Nexia.

D. By Corso:

(1) Notwithstanding the provisions hereof, if Corso shall fail or refuse to deliver any of the $50,000 purchase price, or shall fail or refuse to consummate the transaction described in this Agreement prior to the Closing Date, such failure or refusal shall constitute a default by Corso and Nexia at its option and without prejudice to its rights against such defaulting party, may either (a) invoke any equitable remedies to enforce performance hereunder including, without limitation, an action or suit for specific performance, or (b) terminate all of its obligations hereunder with respect to Corso.
12. Costs and Expenses. Corso and Nexia shall bear their own costs and expenses in the proposed exchange and transfer described in this Agreement. Corso and Nexia have been represented by their own legal counsel in this transaction, and shall pay the fees of its attorney, except as may be expressly set forth herein to the contrary.
13. Notices. Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, addressed as follows:

To Nexia: Nexia Holdings, Inc.                   To Corso:Joseph Corso, Jr.
268 West 400 South, #300                         ************
Salt Lake City, UT 84101                         ***************************
Telephone: (801) 575-8073                        Telephone: (**************
Telefax: (801) 575-8092                          Telefax: ( ***************
Attn: Richard Surber, President
14.     Miscellaneous.

A. Further Assurances. At any time and from time to time, after the effective date, each party will execute such additional instruments and take such as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.
B. Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.
C. Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.
D. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
        E. Rule 144 Legend. It is understood that the certificates evidencing the shares transferred by Nexia will bear substantially the following legends:
    "The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended (the AAct@) nor qualified under the securities laws of any states, and have been issued in reliance upon exemptions from such registration and qualification for nonpublic offerings. Accordingly, the sale, transfer, pledge, hypothecation, or other disposition of any such securities or any interest therein may not be accomplished except pursuant to an effective registration statement under the Act and qualification under applicable State securities laws, or pursuant to an opinion of counsel, satisfactory in form and substance to the Company to the effect that such registration and qualification are not required.@
   F. Governing Law. This Agreement was negotiated and is being contracted for in the State of Utah, and shall be governed by the laws of the State of Utah, notwithstanding any conflict-of-law provision to the contrary.
    G.Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties their respective heirs, administrators, executors, successors, and assigns.
    H.Entire Agreement. The Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements or understandings between the parties relating to the subject matter hereof. No oral understandings, statements, promises or inducements contrary to the terms of this Agreement exist. No representations, warranties covenants, or conditions express or implied, other than is set forth here, have been made by any party.
I. Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

Joseph Corso, Jr., an individual resident of New York Nexia Holdings, Inc.


______/s/ Joseph Corso______                  By:_Richard Surber_____
        Joseph Corso, Jr.                    Richard D. Surber, President

EXHIBIT "B"
                             DEBENTURE

       THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT") AND THIS DEBENTURE MAY ONLY BE OFFERED OR SOLD PURSUANT TO REGISTRATION UNDER, OR AN EXEMPTION FROM, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

A-003                                                   US $ 200,000

                      NEXIA HOLDINGS, INC.

24% SERIES A SENIOR SUBORDINATED CONVERTIBLE REDEEMABLE DEBENTURE DUE November 1, 2007.
   THIS DEBENTURE of Nexia Holdings, Inc., a corporation duly organized and existing under the laws of Nevada ("Company"), designated as its 24% Series A Senior Subordinated Convertible Redeemable Debenture Due November 1, 2007, in an aggregate principal face amount of Two Hundred Thousand Dollars
(U.S. $200,000), which Debenture is being delivered at 100% of the face amount of such Debenture.

   FOR VALUE RECEIVED, the Company promises to pay to Joseph Corso, Jr., the registered holder hereof and his authorized successors and permitted assigns ("Holder"), the aggregate principal face sum of Two Hundred Thousand Dollars (U.S. $200,000) on or before November 1, 2007 ("Maturity Date"), and to pay interest on the principal sum outstanding, at the rate of 24% per annum commencing October 1, 2004 and due in full at the Maturity Date pursuant to paragraph 4(b) herein. Accrual of the outstanding principal sum has been made or duly provided for. The interest so payable will be paid to Mr. Corso or any other person in whose name this Debenture is registered on the records of the Company regarding registration and transfers of the Debentures ("Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Securities Subscription Agreement dated as of October 1, 2004 between the Company and Joseph Corso, Jr. ("Subscription Agreement"). The principal of, and interest on, this Debenture are payable at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder hereof from time to time. The Company will pay the outstanding principal due upon this Debenture before or on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Debenture by check if paid more than 10 days prior to the Maturity Date or by wire transfer and addressed to such Holder at the last address appearing on the Debenture Register. The forwarding of such check or wire transfer shall constitute a payment of outstanding principal hereunder and shall satisfy and discharge the liability for principal on this Debenture to the extent of the sum represented by such check or wire transfer. Interest and principal may be payable in Common Stock (as defined below) pursuant to paragraph 4(b) herein.

This Debenture is subject to the following additional provisions:

1.      The Debentures are issuable in denominations of Ten Thousand
Dollars (US$10,000) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of debentures of different authorized denominations, as requested by the Holders surrendering the same, but not less than U.S. $10,000. No service charge will be made for such registration or transfer or exchange, except that Holder shall pay any tax or other governmental charges payable in connection therewith.

        2. The Company shall be entitled to withhold from all payments any amounts required to be withheld under the applicable laws.

        3. This Debenture may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended ("Act") and applicable state securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any Holder of this Debenture, electing to exercise the right of conversion set forth in Section 4(a) hereof, in addition to the requirements set forth in Section 4(a), and any prospective transferee of this Debenture, are also required to give the Company written confirmation that the Debenture is being converted
("Notice of Conversion") in the form annexed hereto as Exhibit 1.

    4. (a) The Holder of this Debenture is entitled, at its option, at any time one (1) year days following execution of this Agreement and delivery of the Debenture hereof, to convert all or any amount over $5,000 of the principal face amount of this Debenture then outstanding into shares of Common Stock, $0.001 par value per share, of the Company ("Common Stock"), at a conversion price ("Conversion Price") for each share of Common Stock equal to 70% of the average closing bid price of the Common Stock as reported on the National Association of Securities Dealers Electronic
Bulletin Board ("OTC Bulletin Board "), or other exchange upon which the shares of the Company may be trading at the time of conversion, for the three (3) trading days immediately preceding the date of receipt by the Company of a Notice of Conversion ("Conversion Shares"). If the number of resultant Conversion Shares would as a matter of law or pursuant to regulatory authority require the Company to seek shareholder approval of such issuance, the Company shall, as soon as practicable, take the necessary steps to seek such approval. Such conversion(s) shall be limited in any three month period to not more than one percent (1%) of the issued and outstanding shares of the Common Stock of the Company. Such conversion shall be effectuated, by the Company delivering the Conversion Shares to the Holder within 5 business days of receipt by the Company of the Notice of Conversion. Once the Holder has received such Conversion Shares, the Holder shall surrender the Debentures to be converted to the Company, executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion hereof, and accompanied by proper assignment hereof in blank. Accrued but unpaid interest shall be subject to conversion. No fractional shares or script representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up to the nearest whole share.
               (b) Interest at the rate of 24% per annum shall be paid, at Holder's option, either in cash or by issuing Common Stock of the Company on the same basis as set for conversion in subparagraph (a) immediately above.
               (c) At any time after 120 days the Company shall have the option to pay to the Holder 120% of the principal amount of the Debenture, in full, to the extent conversion has not occurred pursuant to paragraph 4(a) herein, or pay upon maturity if the Debenture is not converted. The Company shall give the Holder 5 days written notice and the Holder during such 5 days shall have the option to convert the Debenture or any part thereof into shares of Common Stock at the Conversion Price set forth in paragraph 4(a) of this Debenture.
             (d) The Company agrees that within 90 days after the issuance of the Debenture to grant to the holder hereof a secured interest in real property owned by the Company with estimated equity of greater than $200,000, which secured interest shall insure the full payment of this Debenture.
        5. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the outstanding principal of, and interest on, this Debenture at the time, place, and rate, and in the form, herein prescribed.
        6. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereto.
        7. The Company agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by the Holder in collecting any amount due under this Debenture.
        8. If one or more of the following described "Events of Default" shall occur and continue for 30 days, unless a different time frame is noted below:
(a) The Company shall default in the payment of principal or interest on this Debenture; or
(b) Any of the representations or warranties made by the Company herein, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture shall be false or misleading in any material respect at the time made; or
(c) The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of ten (10) days after notice from the Holder of such failure; or
(d) The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution;
(4) apply for or consent to the appointment of a trustee, liquidator or receiver for the Company or for a substantial part of its property or business;
(5) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or
(e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or
(f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company; or
(g) Any money judgment, writ or warrant of attachment, or similar process, in excess of One Million ($1,000,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or
(h) Bankruptcy, reorganization, insolvency or liquidation proceedings, or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted voluntarily by or involuntarily against the Company; or
(i) The Company shall have its Common Stock delisted from the over-the-counter market or other market or exchange on which the Common Stock is or becomes listed or trading in the Common Stock shall be suspended for more than 10 consecutive days; or
(j) The Company shall not deliver to the Buyer the Common Stock pursuant to paragraph 4 herein within 5 business days.
Then, or at anytime thereafter, unless cured, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. 9. This Debenture represents a prioritized obligation of the Company. However, no recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.
        10. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.
       11. This Debenture and the agreements referred to in this Debenture constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Debenture nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.
        12. If this Debenture becomes worn, defaced or mutilated but is still substantially intact and recognizable, the Company or its agent may issue a new Debenture in lieu hereof upon its surrender. Where the Holder of this Debenture claims that the Debenture has been lost, destroyed or wrongfully taken, the Company shall issue a new Debenture in place of the original Debenture if the Holder so requests by written notice to the Company actually received by the Company before it is notified that the Debenture has been acquired by a bona fide purchaser and the Holder has delivered an affidavit of the Holder setting forth the facts concerning such loss, destruction or wrongful taking and such other information in such form with such proof or verification as the Company may request.
        13. In this Debenture, unless the context otherwise requires, words in the singular number include the plural, and in the plural include the singular, and words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender. The numbers and titles of sections contained in the Debenture are inserted for convenience of reference only, and they neither form a part of this Debenture nor are they to be used in the construction or interpretation hereof.
        14. This Debenture shall be governed by and construed in accordance with the laws of Utah applicable to contracts made and wholly to be performed within the State of Utah and shall be binding upon the successors and assigns of each party hereto. The Holder and the Company hereby mutually waive trial by jury and consent to exclusive jurisdiction and venue in the courts of the State of Utah. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.
        15. Where this Debenture authorizes or requires the payment of money or the performance of a condition or obligation on a Saturday or Sunday or a public holiday, or authorizes or requires the payment of money or the performance of a condition or obligation within, before or after a period of time computed from a certain date, and such period of time ends on a Saturday or Sunday or a public holiday, such payment may be made or condition or obligation performed on the next succeeding business day, and if the period ends at a specified hour, such payment may be made or condition performed, at or before the same hour of such next succeeding business day, with the same force and effect as if made or performed in accordance with the terms of this Debenture. Where time is extended by virtue of the provisions of this Debenture, such extended time shall not be included in the computation of interest. A Abusiness day@ shall mean a day on which banks are not required or allowed to be closed.
        IN WITNESS WHEREOF, the Company has caused this instrument to be duty executed by an officer thereunto duly authorized.

Dated:         October 1, 2004
                                    Nexia Holdings, Inc.


                                    By:    /s/ Richard Surber
                                  -----------------------------------------
                                    Name:    Richard Surber
                                  -----------------------------------------
                                  Title: President

                                Exhibit A

                            NOTICE OF CONVERSION


(To be Executed by the Registered Holder in order to Convert the Debenture.)


  The undersigned hereby irrevocably elects, as of                 , 2005 to
convert $          of the Debentures into Shares of Common Stock (the "Shares")
of Nexia Holdings, Inc., or its successors (the "Company") according to the conditions set forth in the Debenture dated October 1, 2004.

Date of Conversion
                   ----------------------------------------------------
Applicable Conversion Price
                            -------------------------------------------
Number of Shares Issuable upon this conversion
                                               -------------------------
Signature
               /s/ Joseph Corso, Jr.

Address: ************
          ***********************

Phone: ************  Fax: ***************